UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 25, 2006
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY

             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-10962                   95-3797580

(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)


        2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA              92008-7328

         (Address of principal executive offices)               (Zip Code)

                                 (760) 931-1771

               Registrant's telephone number, including area code


                                 NOT APPLICABLE

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

     On January 25, 2006, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Results for Fourth Quarter and Full Year 2005." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.*

     (c)  Exhibits.

               The following exhibit is being furnished herewith:

               Exhibit 99.1 Press Release, dated January 25, 2006, captioned "Callaway Golf Announces Results for Fourth Quarter and Full Year 2005."

* The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CALLAWAY GOLF COMPANY


Date:  January 25, 2006              By:    /s/ Bradley J. Holiday
                                            ----------------------
                                     Name:  Bradley J. Holiday
                                     Title: Senior Executive Vice President
                                            and Chief Financial Officer

                                  Exhibit Index
                                  -------------

 Exhibit Number     Description
 --------------     -----------

      99.1 Press release, dated January 25, 2006, captioned "Callaway Golf Announces Results for Fourth Quarter and Full Year 2005."